Exhibit 99.1

Halcón Resources Announces Third Quarter 2019 Results

HOUSTON, TEXAS — November 12, 2019 — Halcón Resources Corporation (“Halcón” or the “Company”) today announced its third quarter 2019 results.

Average daily net production for the quarter ended September 30, 2019 was 16,489 Boe/d, of which 57% was oil. The Company earned $50.8 million of total revenue for the third quarter of 2019, of which 91% was from oil sales. Excluding the realized gain on derivative contracts of $1.9 million, the Company realized 95% of NYMEX WTI during the third quarter of 2019.

The Company reported a net loss to common stockholders of $63.3 million or net loss per basic and diluted share of $0.40 for the third quarter of 2019 and reported adjusted EBITDA of $18.8 million (see EBITDA Reconciliation table for additional information).

During the third quarter of 2019, the Company incurred capital expenditures of $36.8 million on drilling and completions, $12.1 million on infrastructure and $3.8 million in other costs.

The Company’s prepackaged plan of reorganization under chapter 11 of the Bankruptcy Code was confirmed and the Company emerged from bankruptcy on September 24, 2019 and October 8, 2019, respectively. At emergence, the Company had $147 million in liquidity.

Richard Little, the Company’s Chief Executive Officer commented, “I’m pleased with what we have accomplished in bringing on a new board, new management team and new vision for the Company post emergence. The changes implemented to build a culture of capital discipline are already demonstrating efficiencies and cost savings throughout the organization. I am proud of the team’s focus, execution and performance through the third quarter.”

Mr. Little further commented, “We are in the process of listing our shares on a national exchange and expect to resume hosting recurring earnings calls soon. I am excited about re-engaging with the investor community and providing deeper insight into our operations and performance.”

Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements. Forward-looking statements include, among others, statements about anticipated production, liquidity, capital spending, drilling and completion plans, and forward guidance. Forward-looking statements may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “projects”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved.

Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings submitted by the Company to the U.S. Securities and Exchange Commission (SEC), copies of which may be obtained from the SEC’s website at www.sec.gov or through the Company’s website at www.halconresources.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company’s expectations.

About Halcón Resources

Halcón Resources Corporation is an independent energy company engaged in the acquisition, production, exploration and development of onshore oil and natural gas properties in the United States.

Contact

John-Davis Rutkauskas

Director, Finance & Investor Relations

(832) 538-0551

HALCÓN RESOURCES CORPORATION (DEBTOR-IN-POSSESSION)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Operating revenues:
Oil, natural gas and natural gas liquids sales:
Oil	$46,275	$53,918	$145,024	$145,743
Natural gas	301	1,407	107	5,286
Natural gas liquids	3,987	5,920	13,229	14,623
Total oil, natural gas and natural gas liquids sales	50,563	61,245	158,360	165,652
Other	246	350	743	613
Total operating revenues	50,809	61,595	159,103	166,265

Operating expenses:
Production:
Lease operating	11,958	5,275	39,617	15,504
Workover and other	1,566	1,478	5,580	4,795
Taxes other than income	3,012	3,557	9,213	9,812
Gathering and other	10,147	18,404	36,057	30,782
Restructuring	3,223	—	15,148	128
General and administrative	19,423	19,731	36,550	49,196
Depletion, depreciation and accretion	20,512	20,310	90,912	52,397
Full cost ceiling impairment	45,568	—	985,190	—
(Gain) loss on sale of oil and natural gas properties	—	1,331	—	7,235
(Gain) loss on sale of Water Assets	(164)	—	3,618	—
Total operating expenses	115,245	70,086	1,221,885	169,849
Income (loss) from operations	(64,436)	(8,491)	(1,062,782)	(3,584)
Other income (expenses):
Net gain (loss) on derivative contracts	13,457	(60,406)	(34,332)	(66,603)
Interest expense and other	(10,547)	(12,940)	(37,606)	(30,522)
Reorganization items	(1,758)	—	(1,758)	—
Total other income (expenses)	1,152	(73,346)	(73,696)	(97,125)
Income (loss) before income taxes	(63,284)	(81,837)	(1,136,478)	(100,709)
Income tax benefit (provision)	—	—	95,791	—
Net income (loss)	$(63,284)	$(81,837)	$(1,040,687)	$(100,709)

Net income (loss) per share of common stock:
Basic	$(0.40)	$(0.52)	$(6.55)	$(0.64)
Diluted	$(0.40)	$(0.52)	$(6.55)	$(0.64)
Weighted average common shares outstanding:
Basic	159,143	158,011	158,916	156,628
Diluted	159,143	158,011	158,916	156,628

HALCÓN RESOURCES CORPORATION (DEBTOR-IN-POSSESSION)

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(In thousands, except share and per share amounts)

	September 30, 2019	December 31, 2018
Current assets:
Cash and cash equivalents	$17,009	$46,866
Accounts receivable	37,826	35,718
Receivables from derivative contracts	15,310	57,280
Prepaids and other	14,642	4,788
Total current assets	84,787	144,652
Oil and natural gas properties (full cost method):
Evaluated	2,155,288	1,470,509
Unevaluated	438,365	971,918
Gross oil and natural gas properties	2,593,653	2,442,427
Less - accumulated depletion	(1,709,719)	(639,951)
Net oil and natural gas properties	883,934	1,802,476
Other operating property and equipment:
Other operating property and equipment	203,373	130,251
Less - accumulated depreciation	(14,416)	(8,388)
Net other operating property and equipment	188,957	121,863
Other noncurrent assets:
Receivables from derivative contracts	4,120	12,437
Operating lease right of use assets	3,694	—
Funds in escrow and other	1,138	2,181
Total assets	$1,166,630	$2,083,609
Current liabilities:
Accounts payable and accrued liabilities	$112,578	$157,848
Liabilities from derivative contracts	6,829	3,768
Current portion of long-term debt	258,234	—
Operating lease liabilities	1,337	—
Asset retirement obligations	—	126
Total current liabilities	378,978	161,742
Long-term debt, net	—	613,105
Liabilities subject to compromise	625,005	—
Other noncurrent liabilities:
Liabilities from derivative contracts	1,625	9,139
Asset retirement obligations	10,153	6,788
Operating lease liabilities	2,438	—
Deferred income taxes	—	95,791
Commitments and contingencies
Stockholders’ equity:
Common stock: 1,000,000,000 shares of $0.0001 par value authorized; 162,217,095 and 160,612,852 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	16	16
Additional paid-in capital	1,087,441	1,095,367
Retained earnings (accumulated deficit)	(939,026)	101,661
Total stockholders’ equity	148,431	1,197,044
Total liabilities and stockholders’ equity	$1,166,630	$2,083,609

HALCÓN RESOURCES CORPORATION (DEBTOR-IN-POSSESSION)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Cash flows from operating activities:
Net income (loss)	$(63,284)	$(81,837)	$(1,040,687)	$(100,709)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depletion, depreciation and accretion	20,512	20,310	90,912	52,397
Full cost ceiling impairment	45,568	—	985,190	—
(Gain) loss on sale of oil and natural gas properties	—	1,331	—	7,235
(Gain) loss on sale of Water Assets	(164)	—	3,618	—
Deferred income tax provision (benefit)	—	—	(95,791)	—
Stock-based compensation, net	(2,278)	4,423	(8,035)	12,241
Unrealized loss (gain) on derivative contracts	(11,571)	50,763	45,834	77,524
Amortization and write-off of deferred loan costs	882	371	1,859	1,022
Amortization of discount and premium	23	52	134	235
Reorganization items	(283)	—	(283)	—
Other income (expense)	570	1,205	535	1,314
Cash flows from operations before changes in working capital	(10,025)	(3,382)	(16,714)	51,259
Changes in working capital	3,690	(3,487)	(16,519)	(14,550)
Net cash provided by (used in) operating activities	(6,335)	(6,869)	(33,233)	36,709

Cash flows from investing activities:
Oil and natural gas capital expenditures	(28,075)	(117,343)	(167,235)	(369,304)
Proceeds received from sale of oil and natural gas properties	—	(132)	1,247	1,647
Acquisition of oil and natural gas properties	—	(569)	(2,809)	(333,470)
Other operating property and equipment capital expenditures	(21,037)	(26,147)	(85,613)	(79,389)
Proceeds received from sale of other operating property and equipment	—	337	—	2,236
Funds held in escrow and other	(2)	(2)	(7)	153
Net cash provided by (used in) investing activities	(49,114)	(143,856)	(254,417)	(778,127)

Cash flows from financing activities:
Proceeds from borrowings	71,234	87,000	315,234	293,000
Repayments of borrowings	(1,000)	(32,000)	(57,000)	(32,000)
Debt issuance costs	—	(8)	—	(4,013)
Common stock issued	—	—	—	63,480
Offering costs and other	(14)	—	(441)	(2,983)
Net cash provided by (used in) financing activities	70,220	54,992	257,793	317,484

Net increase (decrease) in cash and cash equivalents	14,771	(95,733)	(29,857)	(423,934)

Cash and cash equivalents at beginning of period	2,238	95,870	46,866	424,071
Cash and cash equivalents at end of period	$17,009	$137	$17,009	$137

HALCÓN RESOURCES CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Production volumes:
Crude oil (MBbls)	863	980	2,723	2,468
Natural gas (MMcf)	1,924	1,040	6,381	3,009
Natural gas liquids (MBbls)	333	190	911	523
Total (MBoe)	1,517	1,344	4,698	3,493
Average daily production (Boe/d)	16,489	14,609	17,209	12,795

Average prices:
Crude oil (per Bbl)	$53.62	$55.02	$53.26	$59.05
Natural gas (per Mcf), as adjusted (1)	0.16	1.35	0.03	1.76
Natural gas liquids (per Bbl)	11.97	31.16	14.52	27.96
Total per Boe	33.33	45.57	33.71	47.42

Cash effect of derivative contracts:
Crude oil (per Bbl)	$(3.04)	$(10.05)	$(0.93)	$4.25
Natural gas (per Mcf)	0.78	0.20	0.94	0.14
Natural gas liquids (per Bbl)	10.48	—	9.38	—
Total per Boe	1.56	(7.17)	2.55	3.13

Average prices computed after cash effect of settlement of derivative contracts:
Crude oil (per Bbl)	$50.58	$44.97	$52.33	$63.30
Natural gas (per Mcf)	0.94	1.55	0.97	1.90
Natural gas liquids (per Bbl)	22.45	31.16	23.90	27.96
Total per Boe	34.89	38.40	36.26	50.55

Average cost per Boe:
Production:
Lease operating	$7.88	$3.92	$8.43	$4.44
Workover and other	1.03	1.10	1.19	1.37
Taxes other than income	1.99	2.65	1.96	2.81
Gathering and other, as adjusted (1)	6.58	3.77	4.97	4.59
Restructuring	2.12	—	3.22	0.04
General and administrative, as adjusted (1)	4.92	6.76	5.29	8.70
Depletion	11.89	13.52	18.00	13.43

(1) Represents natural gas average prices per Mcf, gathering and other and general and administrative costs per Boe, adjusted for items noted in the reconciliation below:

Natural gas, as reported	$0.16	$1.35	$0.02	$1.76
Gas treating fees	—	—	0.01	—
Natural gas, as adjusted(2)	$0.16	$1.35	$0.03	$1.76

General and administrative:
General and administrative, as reported	$12.81	$14.68	$7.78	$14.08
Stock-based compensation:
Non-cash	1.50	(3.29)	1.71	(3.50)
Transaction costs and other:
Cash	(9.39)	(4.63)	(4.20)	(1.88)
General and administrative, as adjusted(3)	$4.92	$6.76	$5.29	$8.70

Gathering and other, as reported	$6.69	$13.69	$7.67	$8.81
Gas treating fees, rig stacking charges, and other	(0.11)	(9.92)	(2.70)	(4.22)
Gathering and other, as adjusted(4)	$6.58	$3.77	$4.97	$4.59

Total operating costs, as reported	$30.40	$36.04	$27.03	$31.51
Total adjusting items	(8.00)	(17.84)	(5.19)	(9.60)
Total operating costs, as adjusted(5)	$22.40	$18.20	$21.84	$21.91

(2) Natural gas, as adjusted, is a non-GAAP measure that excludes gas treating fees to remove hydrogen sulfide from natural gas produced from our Monument Draw properties. The Company believes that it is useful to understand the effects that these charges have on natural gas sales and that exclusion of such charges is useful for comparison to prior periods.

(3) General and administrative, as adjusted, is a non-GAAP measure that excludes non-cash stock-based compensation charges relating to equity awards under our incentive stock plans, as well as other cash charges associated with certain transactions. The Company believes that it is useful to understand the effects that these charges have on general and administrative expenses and total operating costs and that exclusion of such charges is useful for comparison to prior periods.

(4) Gathering and other, as adjusted, is a non-GAAP measure that excludes rig stacking charges, certain gas treating fees to remove hydrogen sulfide from natural gas produced from our Monument Draw properties and other costs.  The Company believes that it is useful to understand the effects that these charges have on gathering and other expense and total operating costs and that exclusion of such charges is useful for comparison to prior periods.

(5) Represents lease operating, workover and other expense, taxes other than income, gathering and other expense and general and administrative costs per Boe, adjusted for items noted in the reconciliation above.

HALCÓN RESOURCES CORPORATION

SELECTED ITEM REVIEW AND RECONCILIATION (Unaudited)

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
As Reported:
Net income (loss), as reported	$(63,284)	$(81,837)	$(1,040,687)	$(100,709)

Impact of Selected Items:
Unrealized loss (gain) on derivatives contracts:
Crude oil	$(14,873)	$39,426	$35,967	$67,136
Natural gas	1,269	883	3,753	(669)
Natural gas liquids	2,033	10,454	6,114	11,057
Total mark-to-market non-cash charge	(11,571)	50,763	45,834	77,524
Full cost ceiling impairment	45,568	—	985,190	—
(Gain) loss on sale of oil and natural gas properties	—	1,331	—	7,235
(Gain) loss on sale of Water Assets	(164)	—	3,618	—
Reorganization items	1,758	—	1,758	—
Restructuring	3,223	—	15,148	128
Gas treating fees, rig stacking charges, transaction costs and non-recurring prepetition professional fees related to reorganization	15,105	20,778	33,612	22,384
Selected items, before income taxes	53,919	72,872	1,085,160	107,271
Income tax effect of selected items (1)	—	—	(94,054)	—
Selected items, net of tax	53,919	72,872	991,106	107,271

As Adjusted:
Net income (loss), excluding selected items (2)(3)	$(9,365)	$(8,965)	$(49,581)	$6,562

Basic net income (loss) per common share, as reported	$(0.40)	$(0.52)	$(6.55)	$(0.64)
Impact of selected items	0.34	0.46	6.24	0.68
Basic net income (loss) per common share, excluding selected items (2)	$(0.06)	$(0.06)	$(0.31)	$0.04

Diluted net income (loss) per common share, as reported	$(0.40)	$(0.52)	$(6.55)	$(0.64)
Impact of selected items	0.34	0.46	6.24	0.68
Diluted net income (loss) per common share, excluding selected items (2)(4)	$(0.06)	$(0.06)	$(0.31)	$0.04

Net cash provided by (used in) operating activities	$(6,335)	$(6,869)	$(33,233)	$36,709
Changes in working capital	(3,690)	3,487	16,519	14,550
Cash flows from operations before changes in working capital	(10,025)	(3,382)	(16,714)	51,259
Cash components of selected items	19,795	19,074	50,541	19,368
Income tax effect of selected items (1)	—	—	(10,614)	—
Cash flows from operations before changes in working capital, adjusted for selected items (2)(3)	$9,770	$15,692	$23,213	$70,627

(1)         For the nine months ended September 30, 2019, this represents the tax impact using an estimated tax rate of 21.0% and includes a $133.8 million adjustment for the net change in valuation allowance.

(2)         Net income (loss) and earnings per share excluding selected items and cash flows from operations before changes in working capital adjusted for selected items are non-GAAP measures presented based on management’s belief that they will enable a user of the financial information to understand the impact of these items on reported results.  Additionally, this presentation provides a beneficial comparison to similarly adjusted measurements of prior periods. These financial measures are not measures of financial performance under GAAP and should not be considered as an alternative to net income, earnings per share and cash flows from operations, as defined by GAAP. These financial measures may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Halcón’s performance.

(3)         For the nine months ended September 30, 2019, net income (loss) and earnings per share excluding selected items and cash flows from operations before changes in working capital include approximately $7.8 million, respectively, of proceeds related to hedge monetizations that occurred in 2019. For the nine months ended Septemer 30, 2018, net income (loss) and earnings per share excluding selected items and cash flows from operations before changes in working capital include approximately $30.8 million of proceeds related to a monetization of MidCush hedges that occurred in the second quarter of 2018.

(4)         The impact of selected items for the three months ended September 30, 2019 and 2018 was calculated based upon weighted average diluted shares of 159.1 million and 158.0 million, respectively, due to the net income (loss) available to common stockholders, excluding selected  items. The impact of selected items for the nine months ended September 30, 2019 and 2018 was calculated based upon weighted average diluted shares of 158.9 million and 156.9 million, respectively, due to the net income (loss) available to common stockholders, excluding selected  items.

HALCÓN RESOURCES CORPORATION

ADJUSTED EBITDA RECONCILIATION (Unaudited)

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Net income (loss), as reported	$(63,284)	$(81,837)	$(1,040,687)	$(100,709)
Impact of adjusting items:
Interest expense	9,911	11,759	36,265	32,595
Depletion, depreciation and accretion	20,512	20,310	90,912	52,397
Full cost ceiling impairment	45,568	—	985,190	—
Income tax provision (benefit)	—	—	(95,791)	—
Stock-based compensation	(2,278)	4,423	(8,035)	12,241
Interest income	(13)	(142)	(91)	(1,914)
Reorganization items	1,758	—	1,758	—
Restructuring	3,223	—	15,148	128
(Gain) loss on sale of other assets	2	103	418	(1,231)
(Gain) loss on sale of oil and natural gas properties	—	1,331	—	7,235
(Gain) loss on sale of Water Assets	(164)	—	3,618	—
Unrealized loss (gain) on derivatives contracts	(11,571)	50,763	45,834	77,524
Gas treating fees, rig stacking charges, transaction costs and non-recurring prepetition professional fees related to reorganization	15,105	20,778	33,612	22,384
Adjusted EBITDA(1)(2)(3)	$18,769	$27,488	$68,151	$100,650

(1)  Adjusted EBITDA is a non-GAAP measure, which is presented based on management’s belief that it will enable a user of the financial information to understand the impact of these items on reported results. Additionally, this presentation provides a beneficial comparison to similarly adjusted measurements of prior periods. This financial measure is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP. This financial measure may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Halcón’s performance.

(2)  Adjusted EBITDA for the nine months ended September 30, 2019 includes approximately $7.8 million, respectively, of proceeds related to hedge monetizations that occurred in 2019. Adjusted EBITDA for the nine months ended September 30, 2018 includes approximately $30.8 million of proceeds related to a monetization of MidCush hedges that  occurred in the second quarter of 2018.

(3)  Adjusted EBITDA for the nine months ended September 30, 2019 excludes approximately $10.9 million, respectively, of costs to remove hydrogen sulfide from natural gas produced from the Company’s Monument Draw properties. Adjusted EBITDA for the three and nine months ended September 30, 2018 excludes approximately $13.7 million and $14.0 million, respectively, of costs to remove hydrogen sulfide from natural gas produced from the Company’s Monument Draw properties.